UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______ )

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☐	Soliciting Material Pursuant to §240.14a-12

SHIFTPIXY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ShiftPixy, Inc.

1 Venture, Suite 150

Irvine, CA 92618

Notice of Annual Meeting of Stockholders

To be held April 10, 2020

To the holders of common stock of ShiftPixy, Inc.:

Notice is hereby given that the annual meeting of stockholders of ShiftPixy, Inc., a Wyoming corporation, will be held at the Company’s principal executive office, 1 Venture, Suite 150, Irvine, CA 92618, on Friday April 10, 2020, at 9:00 a.m. local time, for the following purposes:

(1)	To elect five directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified;

(2)	To ratify the selection of Marcum LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2020;

(3)	To conduct such other business as may properly come before the meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record as of the close of business on February 3, 2020, will be entitled to notice of and to vote at the annual meeting of stockholders or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to be Held on April 3, 2020

The Proxy Statement and our 2020 Annual Report are available at http://xbrlfinancialwidget.com/?CIKNum=0001675634.

Your vote is important. Whether or not you plan to attend the meeting in person, you are urged to vote as promptly as possible by the Internet. If you request a printed copy of the proxy materials, you may complete and mail the proxy you will receive in response to your request, or you may vote by the Internet. If you attend the meeting and wish to change your vote, you may do so by voting in person at the meeting.

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ShiftPixy, Inc.

1 Venture, Suite 150

Irvine, CA 92618

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

APRIL 10, 2020

PROXY STATEMENT

Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our” and “the Company” refer to ShiftPixy, Inc. and its subsidiaries.

INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, which is first being mailed to stockholders on or about February 18, 2020, is furnished in connection with the solicitation of proxies by and on behalf of our board of directors for use at the annual meeting of stockholders to be held at the Company’s principal executive office, 1 Venture, Suite 150, Irvine, CA 92618, on April 10, 2020, at 9:00 a.m. local time, and at any or all adjournments or postponements thereof. To receive directions to the annual meeting, please call (949) 207-7184. The address of our principal executive offices is 1 Venture, Suite 150, Irvine, CA 92618, and our telephone number is (949) 207-7184.

Stockholders of record can vote on the Internet, by mail or by attending the annual meeting and voting by ballot as described below. On or about February 18, 2020, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders advising them that they can access this proxy statement, the 2020 Annual Report and voting instructions over the Internet at http://xbrlfinancialwidget.com/?CIKNum=0001675634. You may then access these materials and vote your shares over the Internet. Please keep the notice for your reference through the meeting date.

Alternatively, you may request that a printed copy of the proxy materials be mailed to you for this meeting. If you want to receive a paper copy of the proxy materials, you may request one by calling the Company’s transfer agent, VStock Transfer, LLC, toll-free at 1-855-987-8625, or by sending an email to vote@vstocktransfer.com with “Proxy Materials Order” in the subject line and in the body of the message include your full name, address, company name, and request. There is no charge to you for requesting a copy. Please make your request for a copy on or before February 24, 2020, to facilitate timely delivery. If you request a paper copy of the proxy materials, you may vote by mail by completing and returning the proxy card you will receive in response to your request, or you may vote by the Internet.

We encourage you to vote your shares through our Internet voting option. You can vote on the Internet by following the instructions in the notice that was mailed to you. Easy-to-follow prompts allow you to vote your shares and confirm that your instructions have been properly recorded. The Internet voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. EST on April 9, 2020. If you vote on the Internet, you do not need to return your proxy card.

Please note: If you are a beneficial owner of shares held in the name of a bank, broker or other holder, please refer to the Notice of Internet Availability of Proxy Materials that was mailed to you by your bank, broker or other holder of record to see which voting options are available to you and for instructions on how to vote your shares and how to request a printed copy of the proxy materials.

If you request a paper copy of the proxy materials and choose to vote by mail, please complete, sign, date and promptly return the accompanying proxy card in the enclosed addressed envelope that will be provided to you in response to your request, even if you plan to attend the annual meeting. Postage need not be affixed to the envelope if mailed within the United States. The immediate return of your proxy card will be of great assistance in preparing for the annual meeting and is, therefore, urgently requested. If you attend the annual meeting and vote in person, your proxy card will not be used.

If you plan to attend the annual meeting, we would appreciate it if you would notify our Secretary by telephone at 949-245-7306 or by e-mail at kirk.flagg@shiftpixy.com. This will assist us with meeting preparations. We note that our offices are small, and seating is very limited. You also can obtain directions to the meeting by calling this number. Please bring the Notice of Internet Availability of Proxy Materials with you for admission to the meeting.

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Any person giving a proxy pursuant to this proxy statement may revoke it at any time before it is exercised at the annual meeting of stockholders by notifying, in writing, our Secretary at the address above prior to the annual meeting date. In addition, if the person executing the proxy is present at the annual meeting, he or she may, but need not, revoke the proxy by notice of such revocation to our Secretary at the annual meeting, and vote his or her shares in person. Proxies in the form provided, if duly signed or authenticated electronically and received in time for voting, and not so revoked, will be voted at the annual meeting in accordance with the instructions specified thereon. Where no choice is specified, proxies will be voted “FOR” the election of the nominees for director named in the proxy statement; “FOR” the resolution approving the Company’s compensation of its named executive officers; “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm; and, on any other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies.

Only stockholders of record at the close of business on February 3, 2020, will be entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Each share of our common stock issued and outstanding on such record date is entitled to one vote. As of December 31, 2019, we had 931,828 shares of common stock outstanding.

The presence at the annual meeting of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote as of the record date is necessary to constitute a quorum. Stockholders will be counted as present at the annual meeting if they are present in person at the annual meeting or if they have properly submitted a proxy card. In accordance with the bylaws of the Company, each director shall be elected by a plurality of the votes cast with respect to that director at the annual meeting. We note that the number of nominees is equal to the number of directors to be elected for purposes of this election. The proposals regarding the advisory vote to approve the Company’s executive compensation and the ratification of Marcum LLP as our independent registered public accounting firm require the affirmative vote of the holders of a majority of the shares entitled to vote on, and that vote for or against or expressly abstain with respect to, the proposals.

Any abstaining votes and broker “non-votes” will be counted as present and entitled to vote, and therefore will be included for purposes of determining whether a quorum is present at the annual meeting. For the election of directors, abstentions and broker “non-votes” will not be deemed to be “votes cast.” For each other proposal, abstentions will be treated as “votes cast,” but broker “non-votes” will not be deemed to be “votes cast.” As a result, broker “non-votes” will not be included in the tabulation of the voting results on the election of directors and the other proposals presented in this proxy statement, and therefore will not have any effect on such votes. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Abstentions will not be included in the tabulation of the voting results on the election of directors, and therefore will not have any effect on such vote but will have the same effect as a vote against the proposals regarding the advisory vote on executive compensation and the ratification of Marcum LLP as our independent registered public accounting firm.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, referred to in this proxy statement as the Dodd-Frank Act, directed national securities exchanges to prohibit broker discretionary voting of uninstructed shares held in “street name” (through a broker or nominee) for the election of directors, executive compensation and certain other matters. Under current stock exchange rules, broker discretionary voting is not permitted for the election of directors and executive compensation matters.  Therefore, if you hold shares through a broker or other nominee and you do not give your broker or nominee specific instructions, including regarding the election of directors and the advisory votes on our executive compensation and the frequency of future advisory votes on our executive compensation, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval .

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We will bear the entire cost of the proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional materials furnished to stockholders. Individual stockholders of record will receive copies of the proxy solicitation materials even if they share the same mailing address. Copies of proxy solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, e-mail, facsimile or personal solicitation by our directors, officers or regular employees. No additional compensation will be paid for such services. We have not engaged, and do not plan to engage, the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if any, will not be material.

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the annual meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of January 1, 2020, with respect to ownership of our outstanding common stock by (i) all persons known to us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors and nominees for director, (iii) each of our named executive officers, and (iv) all directors and executive officers as a group.

Name of Beneficial Owner	Shares	Options	Number of Shares Beneficially owned (1)		Percent of Shares Outstanding
Scott W. Absher	312,500	1,250	313,750	(2)	28.4%
J. Stephen Holmes	294,750	1,250	296,000	(3)	25.6%

Kenneth W. Weaver	5,062		5,062	(4)	*	%
Whitney J. White	1,498		1,498	(5)	*	%
Sean C. Higgins	1,498		1,498		*	%
Domonic J. Carney	0		0		*	%

All directors and executive officers as a group (six persons)	615,308	2,500	617,808	(6)	55.0%

Total shares outstanding			1,103,593

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* Less than 1% of outstanding shares.

(1)

“Beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power, or both, and also includes options that are exercisable within 60 days of January 1, 2020. Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, referred to in this proxy statement as the SEC, certain shares of our common stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such owner, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Applicable percentages are based on 931,828 shares of the Company’s common stock outstanding on February 3, 2020, adjusted as required by rules promulgated by the SEC.

(2)

Includes 1,250 shares which Mr. Absher has the right to acquire within 60 days of January 1, 2020, upon exercise of outstanding stock options, issued pursuant to the Company’s 2017 Stock Option and Stock Issuance Plan.

(3)

Includes 1,250 shares which Mr. Holmes has the right to acquire within 60 days of January 1, 2020, upon exercise of outstanding stock options, issued pursuant to the Company’s 2017 Stock Option and Stock Issuance Plan. Mr. Holmes is an independent contractor and not an employee, officer or director of the Company.

(4)	Excludes approximately $75,000 worth of shares that will be, but have not yet been, awarded to Mr. Weaver in calendar year 2020, pursuant to the terms of his Director Agreement.

(5)	Excludes approximately $75,000 worth of shares that will be, but have not yet been, awarded to Mr. White in calendar year 2020, pursuant to the terms of his Director Agreement

(6)	Includes 2,500 shares that all current executive officers and directors in the aggregate have the right to acquire within 60 days of January 1, 2020, upon exercise of outstanding options, and excludes shares awards for current fiscal year to be awarded to the three independent directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to our bylaws, and resolutions adopted by our board of directors, our board of directors has set the number of directors for the ensuing year at five, all of whom are proposed to be elected at the annual meeting of stockholders. Because the board of directors has named only five nominees in this proxy statement, proxies cannot be voted for greater than five director candidates at the 2020 annual meeting.

In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present board of directors, upon the recommendation of the nominating committee of the board of directors. Management knows of no current circumstances that would render any nominee named herein unable to accept nomination for election.

In accordance with the bylaws of the Company, each director shall be elected by a plurality of the votes cast with respect to that director at the annual meeting. We note that the number of nominees is equal to the number of directors to be elected for purposes of this election.

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Members of our board of directors are elected annually to serve until the next annual meeting and until their successors are elected and qualified. The following persons have been nominated for election to our board of directors:

Scott W. Absher, age 59, joined ShiftPixy as Chief Executive Officer (CEO), Chief Financial Officer (CFO), Director and Founder upon formation in June 2015. Since February 2010, he has also been President of Struxurety, a business insurance advisory company. As a founder and member of the board, Mr. Absher contributes significant industry-specific experience, providing guidance and direction with regard to all aspects of our business, service offering, markets, corporate strategy, responding to emerging industry trends, and business operations. He has held several high-level business development, sales and marketing and management positions with various companies, building and launching a number of successful product lines and businesses focused on B2B products and services. Mr. Absher has been a significant player is the staffing and employment services sector since 1994. He built and trained many national sales organizations and independent agent forces to deliver predictable growth in the business service industry. Mr. Absher has also advised venture and investment banking firms in technology and business service-related ventures in matters of capital formation, liquidity, and growth strategy. In addition, he has been actively involved in many early stage fundraising, business strategy and development efforts of startup ventures throughout his career. He is a graduate of The Moody Bible Institute of Chicago.

Kenneth W. Weaver, age 65, became ShiftPixy’s first independent director on December 5, 2016. Mr. Weaver’s substantial financial background qualifies him as an audit committee financial expert under applicable rules. Mr. Weaver serves as the chairman and independent director of the Audit Committee, and he also serves on the Compensation Committee and Nominations Committee as an independent director. Since April 2012 to date, Mr. Weaver has been the sole proprietor of Ken Weaver Consulting, providing operations consulting for TVV Capital, a Nashville private equity firm. Before his service with TVV, Mr. Weaver spent over 30 years with Bridgestone Corporation, having served in various responsible leadership roles, including as President, Bridgestone North American Tire Commercial Sales, Chief Financial Officer, Bridgestone Americas and Chairman, CEO and President, Firestone Diversified Products. Mr. Weaver earned both his bachelor’s degree in business and his Master of Business Administration degree from Pennsylvania State University.

Whitney J. White, age 43, became one of our independent directors on September 28, 2017. From April 2017 to date, Mr. White has been Chief Operating Officer & Chief Technology Officer of Prime Trust, LLC, a Nevada chartered trust company. Before his service with Prime Trust, Mr. White spent 17 years with W.R. Hambrecht + Co., LLC., an investment banking, advisory and brokerage firm that was the Underwriter of the Company’s recently completed Regulation A offering, having served in various executive roles, including Chief Technology Officer and more recently as Managing Director, Equity Capital Markets. Mr. White earned a bachelor’s degree in computer science & psychology from Hamilton College, a Master of Business Administration degree in finance and accounting from Columbia University’s Graduate School of Business, and a Master of Business Administration degree in technology and entrepreneurship from the University of California Berkeley’s Hass School of Business. Mr. White holds a Series 79 license as an Investment Banking Representative, a Series 24 license as a General Securities Principal, and a Series 7 license as a General Securities Representative. As a member of the board, Mr. White contributes the benefits of decades of leadership and management experience building and advising early stage, technology-driven companies. Based on his investment banking experience, Mr. White brings to the board the benefits of corporate finance and governance expertise. As an experienced senior technologist, Mr. White brings to ShiftPixy years of experience applying technology to enhance traditional business processes. Mr. White has served as chairman of the Compensation Committee and the Nominations Committee, and he also serves on the Audit Committee as an independent director.

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Christopher Sebes, age 65, has been appointed to stand for election to fill one of the vacancies on our Board. Mr. Sebes will be an independent director. Mr. Sebes brings to the Board innovative thought leadership and extensive knowledge of restaurant industry technology both in the United States and abroad. Since month August 2019, Mr. Sebes has been a partner and member of the board of directors of Results Thru Strategy, Inc., a strategic advisory firm specializing on restaurants, hotels, and technology companies serving those industries. Since September 2019, he has also served as a member of the board of advisors of Valyant AI which has developed a proprietary conversational AI platform that integrates with existing mobile, web, call ahead, kiosk and drive through platforms. From November 2014 to July 2019, Mr. Sebes served as the President of Xenial, Inc., a cloud-based restaurant and retail management platform. From August 2004 to July 2014, he served as the CEO of XPIENT Solutions, a full-service, global provider of solutions for food ordering, digital menus, drive-thru management, kitchen management, inventory, labor and scheduling analytics. Mr. Sebes received his degree in Hotel and Restaurant Management from the University of Portsmouth (Hampshire, United Kingdom) in 1975.

Amanda Murphy, age 36, has been appointed to stand for election to fill one of the vacancies on our board. Ms. Murphy brings to our Board a wealth of experience in human resources and staffing. Since January 2016, Ms. Murphy has served as the Company’s Director of Operations and has been vital to the Company’s success and growth. Ms. Murphy has been active as in the operations side of the staffing industry at a senior level since 2007. Ms. Murphy received her degree in HR Management from California State University – Long Beach in 2007. Ms. Murphy Also studied law at Taylor University in Selango, Malaysia.

Legal Matters

None of our directors (a) are named in any material proceedings to which any director is a party adverse our Company or any of its subsidiaries or (b) have a material interest adverse to our Company or any of its subsidiaries. In addition, except for their individual director agreements, there have been no transactions since the beginning of our Company’s last fiscal year, or any currently proposed transaction, in which our Company was or is to be a participant and the amount involved exceeds $120,000, and in which any director had or will have a direct or indirect material interest.

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Vote Required

Directors will be elected by a plurality of the votes cast by the holders of the Company’s common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote for election of directors.

The board of directors recommends a vote “FOR” each of the five nominees to our board of directors.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Marcum LLP as our Company’s independent registered public accounting firm to audit the consolidated financial statements of our Company for the fiscal year ending August 31, 2019. Marcum was retained by us on December 15, 2017, as announced in our Form 8-K, filed on December 21, 2017. Marcum LLP was the Company’s Independent Registered Public Accounting Firm and audited the consolidated financial statements of our Company for the fiscal year ending August 31, 2019 as noted in the Form 10-K filed with the SEC on December 13, 2019.

A representative of Marcum LLP is expected to attend the annual meeting by phone and will be available to make a statement, if so desired, or to respond to questions.

Principal Accountant Fees and Services

The following table shows the fees paid or reasonably expected to be incurred by us for the audit and other services provided by our auditor for fiscal years ended August 31, 2019 and 2018.

	2019	2018

Audit Fees (Marcum LLP)	$275,000	$259,000

Audit-Related Fees. This category consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” The services for the fees under this category primarily consultation concerning financial accounting and reporting standards that are not part of the performance of the audit or review of our financial statements.

Tax Fees. This category consists of professional services rendered primarily in connection with our tax compliance activities, including consultation on tax matters, tax advice relating to transactions and other tax planning and advice.

All Other Fees. This category includes fees for services provided that are not included in the other fee categories reported above.

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Policy on Audit Committee Pre-Approval of Services of Independent Auditors

Our audit committee has established policies and procedures regarding pre-approval of all services provided by our independent auditor. Our audit committee will annually review and pre-approve the services that may be provided by our independent auditor without obtaining specific pre-approval from the audit committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by our audit committee if it is to be provided by our independent auditor.

Ratification of the Independent Registered Public Accounting Firm

Although stockholder ratification is not required by our bylaws or otherwise, the appointment of Marcum LLP as our Company’s independent registered public accounting firm to audit the consolidated financial statements for the fiscal year ending August 31, 2020, is being submitted to our stockholders for ratification because we believe it is a matter of good corporate governance. In the event our stockholders do not ratify the appointment of Marcum LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2020, the adverse vote will be considered as a recommendation to the audit committee to select other auditors for the following fiscal year. However, due to the difficulty in making any substitution of auditors after the beginning of the fiscal year, it is contemplated that the appointment of Marcum LLP for the fiscal year ending August 31, 2020, will be permitted to stand unless the audit committee finds other good reason for making a change. The audit committee may terminate Marcum LLP’s engagement as our company’s independent registered public accounting firm without the approval of our stockholders if it deems termination appropriate and in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the ratification of the Company’s independent registered public accounting firm.

The board of directors recommends a vote “FOR” the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020.

PROPOSAL NO. 3

SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

We do not know of any other matters to be voted on at the meeting. If, however, other matters are properly presented for a vote at the meeting, the persons named as proxies will vote your properly submitted proxy according to their judgment on those matters.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

During our last fiscal year, our Company was a public company, and our board of directors held four meetings, including one executive session. Each incumbent director attended 100% of the aggregate number of meetings held by the board of directors and by the committees of the board of directors on which such director served, except that during the executive session, only the independent directors attended the meeting.

It is the policy of our board of directors that all directors should attend the annual meeting of stockholders unless unavoidably prevented from doing so by unforeseen circumstances.

Board Independence

Our board of directors currently consists of five members. Our board of directors has determined that Kenneth W. Weaver, Whitney J. White and Sean C. Higgins are “independent” as defined by the listing standards of NASDAQ. Our independent directors meet separately at least twice each year.

Board Leadership Structure

Mr. Scott W. Absher serves as Chief Executive Officer and as the Chairman of the Board. The board of directors does not have a policy that prohibits the Chief Executive Officer from serving as the chairman of the board because it desires the flexibility to determine in the future that one person should hold both positions if such leadership structure would be in our best interests and the best interests of our stockholders. We believe this arrangement is appropriate at the present time due our early stage of development and Mr. Absher’s unique knowledge of our history and goals, which will complement both the officer and director positions.

The Board’s Role in Risk Oversight

The audit committee reviews and discusses with management our processes and policies with respect to risk assessment and risk management. In addition, our risk oversight process involves the board receiving information from management on a variety of matters, including operations, legal, regulatory, finance, reputation and strategy, as well as information regarding any material risks associated with each matter. The full board (or the appropriate board committee, if the board committee is responsible for the oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor the Company’s risk management practices. When a board committee receives an update, the chairperson of the relevant board committee reports on the discussion to the full board during the next board meeting. This enables the board and the board committees to coordinate the risk oversight role.

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Stockholder Communications with the Board of Directors

Our board of directors has implemented a process for stockholders to send communications to our board of directors. Any stockholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to our Secretary at 1 Venture, Suite 150, Irvine, CA 92618. Our Secretary has been instructed by our board of directors to promptly forward all such communications to our board of directors or such individual directors. Proposals regarding matters to be addressed in the Company’s proxy statement must comply with the applicable requirements of Rule 14A-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials and other applicable laws.

Committees of the Board of Directors

Our board of directors presently has three standing committees: audit committee, compensation committee, and nominating committee. Each of these committees is described below.

Audit Committee

Our audit committee assists our board of directors in overseeing our accounting and financial reporting process and audits for our financial statements. It is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee reviews the auditing accountant’s audit of our financial statements and its report thereon, management’s report on our system of internal controls over financial reporting, various other accounting and auditing matters and the independence of the auditing accountants. The committee reviews and pre-approves all audit and non-audit services performed by our auditing accountants, or other accounting firms, other than as may be allowed by applicable law. Our audit committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters. Our audit committee meets with management to review any issues related to matters within the scope of the audit committee’s duties. The committee operates pursuant to a written charter adopted by our board of directors, which may be found on our website at www.shiftpixy.com.

Our audit committee presently consists of Kenneth W. Weaver, Chairman, and Whitney J. White and Sean C. Higgins, each of whom is “independent,” as such term is defined by the NASDAQ listing standards and Rule 10A-3 of the Exchange Act. In addition, the board has determined that each audit committee member is able to read and understand fundamental financial statements and, other than strictly in his capacity as a member of our board of directors or a committee of our board of directors, has not participated in preparing our financial statements in any of the past three years. Our board of directors has determined that Kenneth W. Weaver is an “audit committee financial expert,” as defined by the rules of the SEC. Our audit committee held six meetings during the last fiscal year.

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Compensation Committee

Our compensation committee presently consists of Kenneth W. Weaver, Whitney J. White, Chairman, and Sean C. Higgins, each of whom the board of directors has determined to be “independent” as defined by the NASDAQ listing standards. In addition, all compensation committee members are “outside directors” within the meaning of Section 162(m) of the Code, and also “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Our compensation committee assists our board of directors with respect to our compensation programs and compensation of our executive officers and is authorized to administer our equity and non-equity incentive plans. Our compensation committee operates pursuant to a written charter adopted by our board of directors, which may be found on our website at www.shiftpixy.com. Our compensation committee held four meetings during the last fiscal year.

Nominating Committee

Our nominating committee presently consists of our current independent board members, Kenneth W. Weaver, Whitney J. White, Chairman, and Sean C. Higgins. Our nominating committee operates pursuant to a written charter adopted by our board of directors, which may be found on our website at www.shiftpixy.com. Nominees for election to our board of directors are considered and recommended by our nominating committee. Our full board of directors considers the recommendations of the nominating committee and recommends the nominees to our stockholders. Our nominating committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from our directors and officers and considering nominations from our stockholders. Absent special circumstances, our nominating committee will continue to nominate qualified incumbent directors whom the nominating committee believes will continue to make important contributions to our board of directors. While there are no minimum qualifications for nomination, our nominating committee generally requires that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major issues facing us. In addition, the board of directors believes that it, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee our business. In seeking a diversity of background, the nominating committee seeks a variety of occupational and personal backgrounds in order to obtain a range of viewpoints and perspectives. Accordingly, the nominating committee considers the qualifications of directors and director candidates individually and in the broader context of the board’s overall composition and our current and future needs. In evaluating nominees, and considering incumbent directors for nomination, the nominating committee has considered all of the criteria described above and believes that all of the five director nominees listed above are highly qualified and have the skills and experience required for service on our board of directors. The biographies above contain specific information regarding the experiences, qualifications and skills of each of our director nominees.

Stockholder Nominations

Our nominating committee will consider persons recommended by our stockholders in selecting nominees for election. Our nominating committee does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders because it believes that it can adequately evaluate any such nominee on a case-by-case basis. However, our nominating committee would consider for possible nomination qualified nominees recommended by stockholders. Stockholders who wish to propose a qualified nominee for consideration should submit complete information as to the identity and qualifications of that person to our Secretary at 1 Venture, Suite 150, Irvine, CA 92618.

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Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been one of our officers or employees or has had any related party relationship that is required to be disclosed in this proxy statement. In addition, none of our executive officers served on the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or compensation committee.

Code of Conduct

We have adopted a Code of Conduct that applies to all employees, including executive officers and directors. A copy of our code was filed as Exhibit 6.14 to our Regulation A Offering Statement on Form 1A/A filed on October 18, 2016. In the event that we make any amendments to, or grant any waiver from, a provision of the code that requires disclosure under applicable SEC or NASDAQ rules, we will disclose such amendment or waiver and the reasons for such amendment or waiver as required.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC reports of changes in ownership of our common stock held by such persons. The directors, executive officers and persons who own more than 10% of our outstanding common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. SEC regulations require us to identify in our Annual Report on Form 10-K anyone who failed to file, on a timely basis, reports that were due during the most recent fiscal year or, in certain cases, prior years. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during fiscal year 2019.

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Director Compensation Table

The following table provides certain information concerning compensation for each director during the fiscal year ended August 31, 2019.

Name [1]	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($) [2]	All Other Compensation ($)	Total ($)
(a)	(b)	(c)		(d)	(e)	(f)
Kenneth W. Weaver	$91,000	$75,000	(3)	$--	$--	$166,000
Whitney J. White	$90,500	$37,500	(4)	$--	$--	$128,000
Sean C. Higgins	$79,000	$37,500	(5)	$--	$--	$122,500

(1)	Directors, Scott W. Absher, our CEO, is not included in this table, because he receives no separate compensation as directors of the Company.

(2)	The following are the aggregate number of option awards outstanding held by each of the directors as of August 31, 2019: Mr. Scott Absher - 50,000; Mr. Weaver – 0; Mr. White – 0; Mr. Higgins – 0. The awards to Mr. Scott Absher were received in connection with his status as employee of the Company.

(3)	Pursuant to the terms of Mr Weaver’s Director Agreement, we issued two tranches of stock for fiscal 2019 valued at $37,500 each and consisting of 48,077 shares on May 15, 2019 at $0.78 per share and 79,788 shares issued on August 19, 2019 at $$0.47 per share.

(4)	Reflects the award, pursuant to the terms of Mr. White’s Director Agreement, of 16,448 shares issued on April 16, 2019 valued at $37,500 or $2.28 per share.

(5)	Reflects the award, pursuant to the terms of Mr. Higgins’s Director Agreement, of 16,448 shares issued on April 16, 2019 valued at $37,500 or $2.28 per share.

The compensation of the Directors and Executive Officers is subject to future adjustments, as determined by the Compensation Committee pursuant to the terms of its charter.

Discussion of Director Compensation

Pursuant to the terms of our Director Agreements for our independent directors, each non-employee director receives a $5,000 monthly retainer, plus a monthly retainer of $2,000 for committee participation, and the chairman of our Audit Committee receives an additional monthly retainer of $500, the chairman of our Compensation Committee receives an additional monthly retainer of $250, and the chairman of our Nominations Committee also receives an additional monthly retainer of $250. Independent directors also receive a stock award having a value of approximately $75,000 at the Company’s Annual Meeting of Shareholders pursuant to ShiftPixy, Inc. Stock Option and Stock Issuance Grant Policy (Effective as of September 28, 2017). Directors who are also our employees do not receive separate compensation for their services as a director. Mr. Scott Absher was not paid any compensation as director for the year ended August 31, 2019, and we have no agreement to pay Mr. Scott Absher any separate compensation for acting as a director. Non-Director Compensation to Mr. Scott Absher is set forth in the “Summary Compensation Table for Fiscal Years 2019 and 2018” on page [ ], below. The compensation of the Directors and Executive Officers is subject to future adjustments, as determined by the Compensation Committee pursuant to the terms of its charter.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

Our compensation philosophy endeavors to align the interests of our executive officers with those of our stockholders and induce our executive officers to remain in our employ. We believe that this is best accomplished by the following:

•	paying executives a base salary commensurate with their backgrounds, industry knowledge, special skill sets and responsibilities; and

•	making periodic grants of restricted stock and/or stock options.

Our overall goal is to ensure that our executive compensation program and policies are consistent with our strategic business objectives and that we provide incentives for the attainment of those objectives. We strive to accomplish this goal in the context of a compensation program that includes annual base salary, annual cash incentives and stock ownership.

Role of Compensation Committee

Our compensation committee retains broad flexibility in the administration of our executive compensation program. We believe this flexibility is critical to retaining key executives.

Our compensation committee operates under a written charter adopted by our board of directors. Our compensation committee has several duties and responsibilities, including the following:

•	reviewing and approving corporate goals and objectives with respect to Chief Executive Officer compensation;

•	making recommendations to our board with respect to the compensation of our Chief Executive Officer and our other executive officers;

•	overseeing evaluations of our senior executives;

•	reviewing and assessing the independence of compensation advisers;

•	overseeing and administering our equity incentive plans;

•	reviewing and making recommendations to our board with respect to director compensation;

•	reviewing and discussing with management our “Compensation Discussion and Analysis” disclosure; and

•	preparing the compensation committee reports required by SEC rules.

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For additional information on the duties and responsibilities of our compensation committee, see our compensation committee charter available on our website at www.shiftpixy.com.

Compensation Process

Our compensation committee reviews and administers our compensation program for each of our “named executive officers.” Our named executive officers for fiscal year 2019 consisted of our Chief Executive Officer, Mr. Scott W. Absher, and our Chief Financial Officer. For the period from September 1, 2018 through July 30, 2019 Mr. Patrice Launay served as our Chief Financial Officer. On July 30, 2019, Mr. Launay tendered his resignation from the company, taking effect July 30, 2019. Mr. Domonic Carney was named our Chief Financial Officer as of August 1, 2019, and his service has continued to the date of this Proxy Statement.

 Total Compensation and Elements of Compensation

Our principal focus is on total compensation. Although we do informally review what other companies within our industry or other companies of comparable size, growth, performance and complexity are offering to their executives, we believe the appropriate level of compensation is determined through careful consideration of the individual employee and our business goals. We consider a variety of factors in determining the total compensation for our named executive officers, including their backgrounds, industry knowledge, special skill sets and responsibilities.

Our executive compensation program primarily consists of base salary and long-term incentives in the form of restricted stock and/or stock options. We also provide our named executive officers with minimal perquisites and personal benefits. In addition, we provide our named executive officers with the ability to contribute a portion of their earnings to our 401(k) plan. Our 401(k) plan is available generally to all of our employees.

Base Salary

We offer what we believe to be competitive base salaries to our named executive officers. The base salary must be sufficient to attract talented executives and provide a secure base of cash compensation. Due to the relatively small size of our industry and the limited number of public competitors, we have not yet engaged in any formal compensation benchmarking studies; however, our base salary levels for our named executive officers are generally believed to be competitive in relation to salary levels of executive officers in other companies within our industry or other companies of comparable size, growth, performance and complexity, while also taking into consideration the executive officer’s position, responsibility and special expertise, and we have retained a compensation consulting firm to assist us in review and development of compensation of our executive officers.

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Long-Term Incentive Compensation

Our compensation objective of inducing executives to remain in our employ as well as aligning their interests with those of our stockholders leads us to make periodic equity awards. These awards provide incentives for our named executive officers to remain with us over the long term and gives the compensation committee additional flexibility to reward superior performance by our named executive officers. We believe that dependence on equity for a significant portion of a named executive officer’s compensation more closely aligns such executive’s interests with those of our stockholders, since the ultimate value of such compensation is linked directly to our stock price.

We utilize a single equity incentive plan for our long-term incentive compensation, the ShiftPixy, Inc. 2017 Stock Option and Stock Issuance Plan. One of the goals of the issuance of stock options under the Plan is to incentivize efforts to increase the Company’s stock price over the long-term.

Under the named executive officer’s employment agreement, the named executive was granted stock options in accordance with our Company’s Stock Option Grant Policy, which awards stock options to employees, based on their salary level, on the first of the month following 60 days of employment. Unless the Plan Administrator otherwise provides, each option is immediately exercisable, but the shares subject to such option will vest over a period of time as follows: 25% vest after a 12-month service period following the award, and the balance vest in equal monthly installments over the next 36 months of service.

The compensation committee does not have any current plans to make additional specific grants of stock options or restricted stock to our named executive officers, except as is consistent with our Stock Option Grant Policy. However, the compensation committee may in the future grant additional equity awards to our named executives as part of our strategy of providing meaningful long-term performance-based incentives for our management team in order to more closely align management’s interest with the interests of our stockholders, and, although not part of the Stock Option Grant Policy, it is anticipated that the compensation committee will recommend that awards be made to employees (including executive officers) each year on the anniversary of their initial grant in amounts comparable to their initial grants.

Perquisites and Personal Benefits

Our named executive officers receive additional compensation consistent with our philosophy of hiring and retaining key personnel. Such perquisites include executive health and dental insurance.

Equity Ownership Guidelines

We have an ownership philosophy, rather than a formal policy, regarding equity ownership by our named executive officers. The objectives of our philosophy are to instill an ownership mindset among our senior management and to align the interests of our named executive officers with the interests of our stockholders. The long-term incentive compensation arrangement discussed above is intended to align the beneficial ownership interests of our named executive officers with our compensation committee’s ownership level expectations.

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Accounting for Stock-Based Compensation

Stock-based compensation expense is computed in accordance with accounting rules that are a part of GAAP as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. The expense related to equity compensation has been and will continue to be a material consideration in our overall compensation program.

Risk Considerations in our Compensation Program

The compensation committee is responsible for reviewing and overseeing the compensation and other benefits structure applicable to our employees generally. We do not believe that our compensation policies and practices for our employees give rise to risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:

•	Our compensation program is designed to provide a combination of both fixed (salary) and variable (stock options) incentive compensation.

•

The variable portions of compensation are designed to reward longer term performance. We believe this lessens any incentive for short-term risk taking that could be detrimental to our company’s long-term best interests.

Summary Compensation Table for Fiscal Years 2019 and 2018

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers, which consists of our Principal Executive Officer and our Principal Financial Officer for the years ended August 31, 2019 and August 31, 2018:

Name	Title	Year	Salary		Bonus	Stock awards	Option awards		Non-equity incentive plan compensation	All other compensation	Total compensation
Scott W. Absher	CEO	2019	$750,000	(1)	-	-	-		-	-	$750,000
	CEO	2018	$750,000	(1)	-	-	-		-	-	750,000

Domonic J. Carney	CFO	2019	$12,115	(2)	-	-	-		-	-	$12,115

Patrice H. Launay	CFO	2019	$285,558	(3)	-	-	50,875	(4,6)	-	-	$336,433
	CFO	2018	$180,000	(3)	-	-	50,875	(4,6)	-	-	$230,875

Stephen P. DeSantis	CFO	2018	$62,826	(5)	-	-	-		-	-	$62,826

(1)	Mr. Absher’s annual salary was increased to $750,000 per year, beginning in December of 2016 and continuing through August 31, 2019.

(2)	Mr. Carney joined ShiftPixy on August 4, 2019 at an annual salary of $350,000.
(3)	Awarded a salary of $240,000 per year, initiated in January 24, 2018 and increased to $350,000 per year on February 1, 2019. Mr. Launay resigned on July 30, 2019.

(4)	Awarded as an employee under the ShiftPixy, Inc. 2017 Stock Option / Stock Issuance Plan. 1,250 options were issued at an exercise price of $51.20 per share on April 1, 2019; 1,250 options were issued at an exercise price of $118.00 per share on February 1, 2018; and 157 were issued at an exercise price of $100.00 per share on May 10, 2018, estimated to have been the fair market value price per share at the time of the award.

(5)	Reflects a salary of $250,000 per year. Mr. Stephen DeSantis tendered his resignation as Chief Financial Officer of ShiftPixy, Inc., which took effect on October 20, 2017.
(6)	The amount shown for option awards represent the grant date fair value of such awards granted to the Named Executive Officers as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date. This amount does not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such award.

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Our named executive officers are entitled to all benefits generally made available to our employees, including the eligibility to participate in our 401(k) plan. Our 401(k) plan is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended, referred to in this proxy statement as the Code. In general, all of our employees who are at least 21 years of age are eligible to participate in our 401(k) plan immediately upon hire. Our 401(k) plan includes a salary deferral arrangement pursuant to which the participants may contribute up to the maximum amount permitted by the Code. We may make both matching and additional contributions, subject to certain Code limitations, at the discretion of our board of directors; however, we do not anticipate making any matching contributions. A separate account is maintained for each participant in our 401(k) plan. The portion of a participant’s account attributable to his or her own contributions is 100% vested. Distributions from our 401(k) plan may be made in the form of a lump sum cash payment or, for required minimum distribution, in installment payments.

Grants of Plan-Based Awards during Fiscal Year 2019

The following table sets forth information with respect to grants of plan-based awards in fiscal 2019, including cash awards and equity awards.

Name	Grant Date	Estimated future payouts under non-equity incentive plan	Estimate future payouts under equity incentive awards	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of shares of stock or units (#)	Exercise of base price of option awards ($/Share)	Grant date fair value of stock option awards (1)
Patrice Launay	April 1, 2019	$--	$--	$--	1,250	$51.20	$12.00

(1)	The weighted average fair value of stock option awards for the executive officers at grant date, using the assumptions noted below, is $0.90 per share.

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The Company granted options to purchase an aggregate total of 36,073 shares of common stock during the year ended August 31, 2019, of which 1,250 shares were granted to executive officers.

The weighted average estimated fair value of all stock options granted in FY 2019 was $43.86 per share at grant date. Such fair values were estimated using the Black-Scholes stock option pricing model and the following weighted average assumptions.

2019
Expected life	4.0 years
Estimated volatility	119%
Risk-free interest rate	1.70% - 2.90%
Dividends	-

Stock option activity during the year ended August 31, 2019, is summarized as follows:

	Options Outstanding	Weighted Average Exercise Price
Options outstanding at August 31, 2018	33,719	$138.00
Exercised	-	$-
Granted	36,073	63.60
Forfeited	19,043)	$111.20
Expired
Options outstanding at August 31, 2019	50,749	$95.2
Options vested and exercisable at August 31, 2019	10,291	$152.80

Stock Plans

Stock Option / Stock Issuance Plan. In March 2017, the Company adopted the 2017 Stock Option / Stock Issuance Plan (the “Plan”). The Plan provides incentives to eligible employees, officers, directors and consultants in the form of incentive stock options, non-qualified stock options and stock. The Company has reserved a total of 250,000 shares of common stock for issuance under the Plan. Of these shares, as of August 31, 2019, approximately 82,500 options and 7,500 shares have been designated by the Board of Directors for issuance and approximately 32,500 of the options have been forfeited and returned to the option pool under the Plan as a consequence of employment terminations. Unless the Plan Administrator otherwise provides, each option is immediately exercisable, but the shares subject to such option will vest over a period of time as follows: 25% vest after a 12-month service period following the award, and the balance vest in equal monthly installments over the next 36 months of service. Accordingly, no persons awarded options has vested ownership of shares underlying the options for at least 60 days from the date of this Report. The issuance of shares under the Plan vest according to terms established for such issuance by the Plan Administrator.

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Outstanding Equity Awards at 2018 Fiscal Year-End

Stock Options

The following table provide certain information concerning the outstanding equity awards for each named executive officer as of August 31, 2019:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END AUGUST 31, 2019

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)
Scott Absher, CEO	1,250	-	-	$160.0	3/15/2027	-	-	-	-

Stock Plans

Stock Option / Stock Issuance Plan. In March 2017, the Company adopted the 2017 Stock Option / Stock Issuance Plan (the “Plan”). The Plan provides incentives to eligible employees, officers, directors and consultants in the form of incentive stock options, non-qualified stock options and stock. The Company has reserved a total of 10,000,000 shares of common stock for issuance under the Plan. Of these shares, as of August 31, 2018, approximately 1,868,745 options and 177,224 shares have been designated by the Board of Directors for issuance and approximately 520,000 of the options have been forfeited and returned to the option pool under the Plan as a consequence of employment terminations. Unless the Plan Administrator otherwise provides, each option is immediately exercisable, but the shares subject to such option will vest over a period of time as follows: 25% vest after a 12-month service period following the award, and the balance vest in equal monthly installments over the next 36 months of service. Accordingly, no persons awarded options has vested ownership of shares underlying the options for at least 60 days from the date of this Report. The issuance of shares under the Plan vest according to terms established for such issuance by the Plan Administrator.

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Outstanding Equity Awards at 2019 Fiscal Year-End

Stock Options

The following table provide certain information concerning the outstanding equity awards for each named executive officer as of August 31, 2019:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END AUGUST 31, 2019

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expir- ation Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)
Scott Absher, CEO	50,000	-	-	$4.0	3/15/2027	-	-	-	-

Patrice Launay, CFO	56,250	-	-	$2.50-$2.95	2/1/2028 to 5/10/2028	-	-	-	-

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Preferred Stock

In September 2016, the Company issued options to purchase preferred stock at $0.0001 per share. The number of options is equal to the lesser of (a) the number of shares of common stock held by such Shareholder on September 28, 2016, or (b) the number of shares of common stock held by such Shareholder on date of the Shareholder’s exercise of the aforesaid Option. Preferred Stockholders can elect a majority of the directors on the board of directors of the Company, but the preferred stock does not include any rights to dividends, or preference upon liquidation of the Company. The Option is exercisable only upon the acquisition of a 20% or greater voting interest in the Company by a party other than the founding shareholders, or prior to any proposed merger, consolidation (in which the Company common stock is changed or exchanged) or sale of at least 50% of the Company’s assets or earning power (other than a reincorporation). The right to exercise the Option terminates on December 31, 2023.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END AUGUST 31, 2019

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott W. Absher	12,500,000	0	0	$0.0001	December 31, 2023	0	$0.00(	1)	0	0

(1)	Amended and restated option granted effective prior to end of fiscal year 2016 provided an option for voting rights, was totally illiquid and was not convertible into common stock of the Company. Accordingly, the option was recorded in this table as having zero fair market value.

Option Exercises and Stock Vested during Fiscal Year 2019

There were no option exercises or stock awards vested for any named executive officer during the fiscal year ended August 31, 2019:

Change in Control Agreements

None.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In accordance with our audit committee charter, our audit committee is responsible for reviewing and approving, or rejecting, any transactions with “related persons” as defined by SEC rules and any potential conflicts of interest between us and any third party. The audit committee reviews and considers such transactions on a case-by-case basis in light of all facts and circumstances and does not use any prescribed criteria for approving or rejecting any proposed transaction or relationship.

For the fiscal year ended August 31, 2019, there were no transactions with related persons required to be disclosed in this proxy statement, except as noted below.

Scott W. Absher. We made an oral agreement with Mr. Absher, our CEO, director and principal shareholder, effective May 1, 2016, to pay Mr. Absher $31,250 per month, payable biweekly. This agreement was in effect for Mr. Absher until March 2017, at which time Mr. Absher’s salary was increased to $750,000 per year.

J. Stephen Holmes. In December 2016, we entered into a Business Consulting Agreement with Mr. J. Stephen Holmes, a principal shareholder, whereunder he agreed to develop sales channels and sales networks for ShiftPixy, Inc., and to provide consulting regarding sales, sales training, sales materials, sales processes, Affordable Care Act compliance and worker’s compensation insurance coverage. For his compensation under the agreement, Mr. Holmes is to receive $12,000 per month, and in addition thereto, an override equal to 20% of the Administrative Fees, in excess of $720,000, charged to and collected from clients and specifically denominated as such (and then annualized), and such override shall be payable monthly. Provided, however, that, except as otherwise agreed by the parties, at no time shall Mr. Holmes’ total compensation payable under the Agreement either (a) exceed an amount equal to the salary paid to ShiftPixy’s CEO, or (b) be less than $40,000 per month. Mr. Holmes’ sales activities under the agreement have caused his compensation to attain the level of $720,000 for the fiscal year ended August 31, 2019. Prior to December of 2016, Mr. Holmes was an employee of the Company and paid a salary. For fiscal year ending August 31, 2019, and through the period ending January 8, 2020, Mr. Holmes has been paid the sum of $1,110,000 under the agreement.

Our officers are entitled to all benefits generally made available to our employees, including the eligibility to participate in our medical and dental benefits plans and our 401(k) plan. Features of our 401(k) plan are detailed above in the section entitled “Summary Compensation Table for Fiscal Years 2019 and 2018.”

AUDIT COMMITTEE REPORT

In accordance with the written charter adopted by our board of directors, a copy of which is available on our website, the audit committee assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During the fiscal year ended August 31, 2019, the audit committee met three times and discussed internal control, accounting, auditing and our financial reporting practices with our Chief Financial Officer and our independent auditors and accountants, Marcum LLP. In discharging its oversight responsibility as to the audit process, each member of our audit committee has reviewed our audited financial statements as of and for the fiscal year ended August 31, 2019, and the audit committee members conducted various conferences with management and Marcum LLP to discuss the audited financial statements prior to filing our annual report on Form 10-K. Our audit committee also met with Marcum LLP to discuss the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, prior to filing our annual report on Form 10-K.

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In addition, the audit committee has received from Marcum LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the audit committee concerning independence and has discussed with Marcum LLP its independence in connection with its audit of our financial statements for the fiscal year ended August 31, 2019. Since we did not use any non-audit services of Marcum LLP during the fiscal year ended August 31, 2019, our audit committee was not required to consider whether Marcum LLP’s provision of non-audit services to us would be compatible with maintaining such firm’s independence with respect to us or whether the provision of certain non-audit services would be consistent with and compatible with Marcum LLP’s maintaining its independence.

Kenneth W. Weaver, Chairman

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management. Based upon such review and discussion, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Whitney J. White, Chairman (since September 28, 2017)

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2019, filed with the SEC on December 13, 2019, is available to stockholders who make a written request for such report to our Secretary at our offices, 1 Venture, Suite 150, Irvine, CA 92618. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of our expenses in furnishing such documents. Our Annual Report on Form 10-K (including exhibits thereto) and this proxy statement are also available by the following link on our website at www.shiftpixy.com under the “SEC Filings” section, which is under the “Financial Information” section, which is in the “Investor Information” section.

STOCKHOLDER PROPOSALS

A stockholder’s proposal for matters to be addressed at the 2020 Annual Meeting shall be timely if the same was delivered to the Secretary at our offices, 1 Venture, Suite 150, Irvine, CA 92618, not later than the close of business on November 1, 2019.

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To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by September 25, 2020, to our Secretary at our offices, 1 Venture, Suite 150, Irvine, CA 92618. In order for a stockholder to present a proposal at the annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must give timely notice thereof in writing to the Secretary. The proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. However, if the company did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the company begins to print and mail its proxy materials.

OTHER MATTERS

Management does not know of any matter to be brought before the meeting other than those referred to above. If any other matter properly comes before the meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

* SPECIMEN *

1 MAIN STREET

ANYWHERE PA 99999-9999

ShiftPixy, Inc.

1 Venture

Suite 150

Irvine, California 92618

Important Notice Regarding the Availability of Proxy Materials for the

2019 Annual Meeting to be Held April 10, 2020

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before March 19, 2020, to facilitate a timely delivery.

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ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: http://xbrlfinancialwidget.com/?CIKNum=0001675634:

•	The Company’s 2020 Proxy Statement (including all attachments thereto)
•	The Company’s 2019 Annual Report
•	Proxy Card

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy.

You must reference your

12-digit control number listed below.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper copy of the proxy materials:

By telephone please call (toll free) 1-855-987-8625,

or

By email at: vote@vstocktransfer.com

Please include the company name and your account number in the subject line.

Control # ______________________

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on April 9, 2020.

CONTROL #: ________________________

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY MAIL

Mark, sign and date your proxy and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on April 10, 2020 at 9:00 a.m. local time.

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Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - ShiftPixy, Inc.

DETACH CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

(1)	Election of Directors:

☐	VOTE FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01	Scott W. Absher	02	Kenneth W. Weaver	03	Whitney J. Higgins

04	Amanda Murphy	05	Christopher Sebes

(2)	To ratify the selection of Marcum LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2020.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

Date:	Signature:	Signature, if held jointly

__________________________	____________________________	___________________________

To change the address on your account, please check the box at right and indicate your new address.	☐

* SPECIMEN *

Annual Meeting of Stockholders

April 10, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on April 10, 2020

The 2020 Annual Report, the Proxy Statement and proxy card of ShiftPixy, Inc. are available at http://xbrlfinancialwidget.com/?CIKNum=0001675634

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SHIFTPIXY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For the Annual Meeting of Stockholders called for Friday, April 10, 2020

The undersigned stockholder(s) of ShiftPixy, Inc., a Wyoming corporation, hereby appoint Scott W. Absher proxy and attorney-in-fact, with full power to each of substitution, on behalf and in name of the undersigned, to represent the undersigned at the Annual Meeting of the Stockholders of ShiftPixy, Inc., to be held on April 10, 2020, at 9:00 a.m. local time at the Company’s principal executive office, 1 Venture, Suite 150, Irvine, CA 92618, to vote the shares of common stock which the undersigned would be entitled to vote if then and there personally present.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted “FOR” all the director nominees, “FOR” the advisory vote to approve executive compensation, and “FOR” the ratification of Marcum LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2020.

Please check here if you plan to attend the Annual Meeting of Stockholders on April 10, 2020 at 9:00 a.m. local time.

(Continued and to be signed on Reverse Side)

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